Principal Exchange-Traded Funds
Supplement dated July 31, 2023
to the Prospectus and Statement of Additional Information
both dated November 1, 2022
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus for the Principal Millennial Global Growth ETF.

SUMMARY FOR PRINCIPAL MILLENNIAL GLOBAL GROWTH ETF
LIQUIDATION NOTICE:  On July 27, 2023, the Principal Exchange-Traded Funds Board approved a Plan of Liquidation and Termination (the “Plan”) for the Fund. The Fund will no longer accept creation orders, and the final day of trading on Nasdaq will be after the close of market on or about October 13, 2023. Pursuant to the Plan, the Fund will liquidate on or about October 20, 2023 (the “Liquidation Date”). During the period between the date that the Fund ceases trading and the Liquidation Date, it is anticipated that there will not be a market for the purchase or sale of the Fund’s shares. On the Liquidation Date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. To prepare for liquidation, the Fund may deviate from its stated investment objective and strategies.
On the Liquidation Date, delete all references to the Principal Millennial Global Growth ETF from the Prospectus.
The changes described below are being made to the Statement of Additional Information for the Principal Millennial Global Growth ETF.
On July 27, 2023, the Principal Exchange-Traded Funds Board approved a Plan of Liquidation and Termination (the “Plan”) for the Principal Millennial Global Growth ETF. Pursuant to the Plan, the Fund will liquidate on or about October 20, 2023. At the time of liquidation, delete all references to the Principal Millennial Global Growth ETF from the Statement of Additional Information.

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